United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      August 19, 2010

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

 Delaware

 13-2637623

 (State or other jurisdiction of incorporation or organization)

 (I.R.S. Employer Identification Number)

666 Third Avenue

           New York, New York  10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ]

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ]

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ]

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01            Other Events.

On August 19, 2010, the Registrant issued a press release announcing that it has signed a new service agreement with Maersk Oil Qatar AS (MOQ) for the FSO Africa, a floating storage and offloading (FSO) service vessel. The contract has a duration of three years beginning the end of August.  The rate consists of a base rate which will increase if and when more capacity and features of the FSO are requested by MOQ.  The FSO Africa is jointly owned by the Registrant and Euronav N.V.   A copy of the press release is attached to this Report as Exhibit 99.1 and hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

 Exhibit No.

 Description

 99.1

 Press Release dated August 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 OVERSEAS SHIPHOLDING GROUP, INC.

 (Registrant)

 Date: August 19, 2010

 By

                  /s/James I. Edelson

 Name:           James I. Edelson

 Title:             Senior Vice President,

      General Counsel and Secretary

EXHIBIT INDEX

 Exhibit No.

 Description

 99.1

 Press Release dated August 19, 2010